(U.S. ACCREDITED SUBSCRIBERS ONLY)

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

ORGENESIS INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
UNITS

INSTRUCTIONS TO PURCHASER

1. **This Subscription form** is for use by United States accredited investors.

2. **COMPLETE** the information on page 2 of this Subscription Agreement.

3. **COMPLETE** the U.S. Accredited Investor Status Certificate attached on pages 6 and 7 to this Subscription Agreement (the "**Certificate**").

4. **You may wire the total purchase price to Orgenesis Inc. pursuant to the wiring instructions previously provided.**

5. All other information must be filled in where appropriate.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: Orgenesis Inc. (the "**Issuer**"), of 21 Sparrow Circle, White Plains, NY, 10605

Subject and pursuant to the terms set out in the Terms on pages 4 to 5, the General Provisions on pages 8 to 18 and the other schedules and appendices attached which are hereby incorporated by reference, the undersigned subscriber ("**Subscriber**") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

US $1,300,000in value of Units

US$0.8515 per Unit for 1,526,718 Units

The Subscriber or the Beneficial Purchaser owns, directly or indirectly, the following securities of the Issuer:

[None]

[Check if applicable] The Subscriber or the Beneficial Purchaser is ☐ an insider of the Issuer.

The Subscriber directs the Issuer to issue, register and deliver the certificates representing the Units as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
Advanced Technology Materials, Inc.	**Advanced Technology Materials, Inc.**
Name to appear on certificate	Name and account reference, if applicable
	c/o [________]
Account reference if applicable	Contact name
7 Commerce Drive, Danbury, CT 06810	**7 Commerce Drive, Danbury, CT 06810**
Address	Address
	(203) 794-1100
	Telephone Number

EXECUTED by the Subscriber this 6th day of May, 2013. By executing this Subscription Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting are resident in the jurisdiction shown as the "Address of Subscriber" or "Address of Beneficial Purchaser", respectively.

EXECUTION BY SUBSCRIBER:	DETAILS OF BENEFICIAL PURCHASER (IF NOT THE SAME AS SUBSCRIBER)
X	
Signature of individual (if Subscriber **is** an individual)	
X	
Authorized signatory (if Subscriber **is not** an individual)	Name of Beneficial Purchaser **(please print)**
Advanced Technology Materials, Inc.	
Name of Subscriber (**please print**)	Address of Beneficial Purchaser (residence)
[______]	
Name of authorized signatory (**please print**)	Telephone Number of Beneficial Purchaser
7 Commerce Drive, Danbury, Connecticut 06810	
Address of Subscriber	E-mail address of Beneficial Purchaser
(203) 794-1100	
Telephone Number of Subscriber	Accepted this6thday of May, 2013
	ORGENESIS INC.
E-mail address of Subscriber	Per:
Social Security/Tax I.D. No. of Subscriber	Authorized Signatory

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: Orgenesis Inc. (the "**Issuer**"), of 21 Sparrow Circle, White Plains, NY, 10605

Subject and pursuant to the terms set out in the Terms on pages 4 to 5, the General Provisions on pages 8 to 18 and the other schedules and appendices attached which are hereby incorporated by reference, the undersigned subscriber ("**Subscriber**") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

US $1,300,000 in value of Units

US$0.8515 per Unit for 1,526,718 Units

The Subscriber or the Beneficial Purchaser owns, directly or indirectly, the following securities of the Issuer:

[None]

[Check if applicable] The Subscriber or the Beneficial Purchaser is ☐ an insider of the Issuer.

The Subscriber directs the Issuer to issue, register and deliver the certificates representing the Units as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
Advanced Technology Materials, Inc.	**Advanced Technology Materials, Inc.**
Name to appear on certificate	Name and account reference, if applicable
	c/o [__________]
Account reference if applicable	Contact name
7 Commerce Drive, Danbury, CT 06810	**7 Commerce Drive, Danbury, CT 06810**
Address	Address
	(203) 794-1100
	Telephone Number

EXECUTED by the Subscriber this 6th day of May, 2013. By executing this Subscription Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting are resident in the jurisdiction shown as the "Address of Subscriber" or "Address of Beneficial Purchaser", respectively.

EXECUTION BY SUBSCRIBER:	DETAILS OF BENEFICIAL PURCHASER (IF NOT THE SAME AS SUBSCRIBER)
X	
Signature of individual (if Subscriber **is** an individual)	
X [signature]	
Authorized signatory (if Subscriber **is not** an individual)	Name of Beneficial Purchaser **(please print)**
Advanced Technology Materials, Inc.	
Name of Subscriber **(please print)**	Address of Beneficial Purchaser (residence)
[_____] Daniel P. Sharkey	
Name of authorized signatory **(please print)**	Telephone Number of Beneficial Purchaser
7 Commerce Drive, Danbury, Connecticut 06810	
Address of Subscriber	E-mail address of Beneficial Purchaser
(203) 794-1100	
Telephone Number of Subscriber	Accepted this 6th day of May, 2013
dsharkey@atmi.com	**ORGENESIS INC.**
E-mail address of Subscriber	Per:
06-1236302	
Social Security/Tax I.D. No. of Subscriber	Authorized Signatory

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 4 to 5, the General Provisions on pages 8 to 18 and the other schedules and appendices incorporated by reference. If funds are delivered to the Issuer's lawyers, they are authorized to immediately release the funds to the Issuer upon the Units being issued.

TERMS

Reference date of this Subscription Agreement	May ___, 2013 (the "**Agreement Date**").

The Offering

The Issuer	Orgenesis Inc. (the "**Issuer**").
Offering	The offering consists of US $1,300,000 in value of Units ("**Units**") of the Issuer. Each Unit consists of one share ("**Share**") of common stock ("**Common Stock**") of the Issuer and one common share purchase warrant ("**Warrant**") of the Issuer.
Warrants	Each Warrant may be exercised pursuant to the terms of the "**Warrant Certificate**" attached hereto as Exhibit A for two years following the Closing Date for one Share (a "**Warrant Share**") at an exercise price of US $1.00, which price is subject to adjustment as set forth below. The Warrants are non-transferrable.
Anti-Dilution	Until the expiration of the Warrants, in the event of the issuance of equity securities at a price less than the Price (as defined below), the Warrant exercise price will be reduced, concurrently with such issue, to the same price.
Issue Price	The price per unit is the lower of (i) $0.95 and (ii) the average closing trading price during the 20-day period immediately prior to the Closing Date (the "**Price**"). The parties agree the Price is **$0.8515.**
Selling Jurisdictions	The Units may be sold in jurisdictions where they may be lawfully sold (the "**Selling Jurisdictions**").
Exemptions	The offering will be made in accordance with the following exemptions: (a) the Accredited Investor exemption as provided by Regulation D promulgated under the 1933 Act; and (b) such other exemptions as may be available the securities laws of the Selling Jurisdictions.
Registration of Securities	Concurrently with the execution of this Subscription Agreement, the Subscriber and the Issuer shall enter into a Registration Rights Agreement, in substantially the form attached hereto as Exhibit B.
Resale restrictions and legends	The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available. The Subscriber and any Beneficial Purchaser are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.
Closing Date	The completion of the sale and purchase of the Units will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Subscriber. Payment for, and delivery of the Units, is scheduled to occur on or about May 6, 2013 or such other date as may be mutually agreed by the parties (the "**Closing Date**").

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.
Market	Certain market makers make market in the Issuer's Common Stock on the Financial Industry Regulatory Authority's OTC Bulletin Board.
Commissions with Jurisdiction Over the Issuer	The "Commissions with Jurisdiction Over the Issuer" is the United States Securities and Exchange Commission (the "**SEC**") and any applicable state securities regulators.
Securities Legislation Applicable to the Issuer	The "Securities Legislation Applicable to the Issuer" is the U.S. Securities Act of 1933, U.S. Securities Exchange Act of 1934, and any applicable state securities laws.

End of Terms

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached. In this certificate, dollar amounts are stated in U.S. dollars.

The Subscriber hereby represents, warrants and certifies to the Issuer, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below:

☐ (1) a natural person whose individual net worth, or joint net worth with that person's spouse, at the date of this certificate exceeds $1,000,000, excluding the value of the primary residence of such person(s) and the related amount of indebtedness secured by the primary residence up to its fair market value;

☐ (2) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☒ (3) an organization described in Section 501(c)(3) of the *Internal Revenue Code* (United States), a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐ (4) a "bank" as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the *Securities Exchange Act of 1934* (United States); an insurance company as defined in Section 2(a)(13) of the 1933 Act; an investment company registered under the *Investment Company Act of 1940* (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the *Small Business Investment Act of 1958* (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the *Employee Retirement Income Security Act of 1974* (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

☐ (5) a private business development company as defined in Section 202(a)(22) of the *Investment Advisers Act of 1940* (United States);

☐ (6) a director or executive officer of the Issuer,

☐ (7) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

☐ (8) an entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Dated May 6, 2013.

X ______________________________

Signature of individual (if Subscriber is an individual)

X [signature]

Authorized signatory (if Subscriber is not an individual)

Advanced Technology Materials, Inc.

Name of Subscriber (please print)

[_______] Daniel P. Sharkey

Name of authorized signatory (please print)

GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 4, the General Provisions on pages 8 to 16 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a) **"1933 Act"** means the United States Securities Act of 1933, as amended;

(b) **"Applicable Legislation"** means the Securities Legislation Applicable to the Issuer (as defined on page 5) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c) **"Beneficial Purchaser"** means a person for whom the Subscriber is acting in purchasing the Units who will be the beneficial owner of the Securities within the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

(d) **"Closing"** means the completion of the sale and purchase of the Units;

(e) **"Closing Date"** has the meaning assigned in the Terms;

(f) **"Commissions"** means the Commissions with Jurisdiction over the Issuer (as defined on page 4) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

(g) **"General Provisions"** means those portions of the Subscription Agreement headed "**General Provisions**" and contained on pages 8 to 18;

(h) **"Private Placement"** means the offering of the Securities on the terms and conditions of this Subscription Agreement;

(i) **"Registration Statement"** means a registration statement on Form S-1, or a successor form under the 1933 Act to register for resale the Shares and the Warrant Shares;

(j) **"Securities"** means the Shares, the Warrants and the Warrant Shares, as defined in the Terms;

(k) **"Subscription Agreement"** means the first (cover) page, the Terms on pages 3 to 4, the General Provisions on pages 8 to 16 and the other schedules and appendices incorporated by reference; and

(l) **"Terms"** means those portions of the Subscription Agreement headed "Terms" and contained on pages 4 to 5.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S of the 1933 Act ("**Regulation S**"): "U.S. Person" and "United States".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in US dollars.
In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER

2.1 Representations and Warranties of the Issuer

The Issuer represents and warrants to the Subscriber that:

(a) The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by the Subscriber. Assuming the accuracy of the representations of the Subscriber in Section 3 of this Subscription Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Warrant Shares issuable upon exercise of the Warrants have been duly reserved for issuance, and upon issuance in accordance with the terms of the Warrant Certificate, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws and liens or encumbrances created by or imposed by the Subscriber. Based in part upon the accuracy of the representations of the Subscriber in Section 3 of this Subscription Agreement, assuming the Warrant Shares are issued in accordance with the Warrant Certificate, as of the date of the exercise of the Warrants, the Warrant Shares will be issued in compliance with all applicable federal and state securities laws.

(b) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have, either individually or in the aggregate, a material adverse effect on the business, operations, financial condition, assets, liabilities or contractual rights of the Issuer, whether individually or taken as a whole (a "**Material Adverse Effect**"). The Issuer has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated and to carry out the transactions contemplated hereby, including entering into and performing its obligations under this Subscription Agreement, the Warrant Certificate and the Registration Rights Agreement (as defined below).

(c) This Subscription Agreement, the Warrant Certificate and the Registration Rights Agreement, when executed and delivered by the Issuer have been duly authorized by all corporate action and shall constitute a valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors' rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. All corporate action on the part of the Issuer and its officers, directors and shareholders necessary for the authorization, issuance (or reservation for issuance) and delivery of the Warrant Shares will be taken prior to the exercise of the Warrants.

(d) Assuming the accuracy of the representations made by the Subscriber herein, no consent, approval, order or authorization of, or designation, declaration or filing with, any governmental authority or any other person or entity is required of the Issuer in connection with the execution and delivery of this Subscription Agreement, the Warrant Certificate and the Registration Rights Agreement and the performance and consummation of the transactions contemplated thereby, other than such as may have been obtained and remain in full force and effect.

(e) To its knowledge, the Issuer is not in violation or default of any applicable provision of federal or state statute, rule or regulation, the violation of which would have a Material Adverse Effect. The Issuer has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect.

(f) The execution, delivery and performance by the Issuer of this Subscription Agreement, the Warrant Certificate and the Registration Rights Agreement, as applicable, will not, and the issuance and sale of the Securities will not, conflict with or result in any default under any material contract, obligation or commitment of the Issuer, or any charter provision, bylaw or corporate restriction of the Issuer which could have a Material Adverse Effect. The Issuer's execution and delivery of this Subscription Agreement, the Warrant Certificate and the Registration Rights Agreement and its performance of the obligations thereunder, and the issuance and sale of the Securities, will not violate any instrument, agreement, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to the Issuer which could have a Material Adverse Effect.

(g) No person or entity has any right to brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Subscription Agreement based on any arrangement or agreement made by or on behalf of the Issuer and no person or entity has made a claim therefor.

(h) Based in part on the representations of the Subscriber set forth in Section 3 below, the offer, sale and issuance of the Securities in conformity with the terms of this Subscription Agreement are exempt from the registration requirements of the 1933 Act and are exempt from the qualification or registration requirements of applicable state securities laws. Neither the Issuer nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Securities to any person or entity so as to bring the sale of such Securities by such the Issuer within the registration provisions of the 1933 Act or any state securities laws.

2.2 Reliance, indemnity and notification of changes

The representations and warranties in this Section 2 of the Subscription Agreement are made by the Issuer with the intent that they be relied upon by the Subscriber in determining whether to purchase the Securities, and the Issuer hereby agrees to indemnify the Subscriber against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur as a result of reliance thereon. The Issuer undertakes to notify the Subscriber promptly of any change in any representation, warranty or other information relating to the Issuer set forth in the Subscription Agreement which takes place prior to the Closing.

2.3 Survival of representations and warranties

The representations and warranties contained in this Section 2 will survive the Closing.

3. ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

3.1 Acknowledgements concerning Offering

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Beneficial Purchaser for whom the Subscriber is contracting hereunder) that:

(a) the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with Applicable Legislation;

(b) the Issuer will refuse to register any transfer of the Securities not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the public information which has been filed by the Issuer with the U.S. Securities and Exchange Commission, or any business plan, corporate profile or any other document provided to the Subscriber;

(d) the books and records of the Issuer are available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(e) by execution hereof the Subscriber has waived the need for the Issuer to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;

(f) the Issuer is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and in the Certificate, and the Subscriber will hold harmless the Issuer from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Certificate;

(g) the Subscriber shall indemnify and hold harmless the Issuer and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Certificate or in any other document furnished by the Subscriber to the Issuer in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith;

(h) the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

(i) the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Issuer is not in any way responsible) for compliance with applicable resale restrictions;

(j) the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in shares of common stock of the Issuer on the Financial Industry Regulatory Authority's OTC Bulletin Board;

(k) neither the Commissions or similar regulatory authority has reviewed or passed on the merits of the Securities;

(l) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(m) there is no government or other insurance covering any of the Securities; and

(n) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer, and the Subscriber acknowledges and agrees that the Issuer reserves the right to reject any subscription for any reason.

3.2 Representations by the Subscriber

The Subscriber represents and warrants to (on its own behalf and, if applicable, on behalf of the Beneficial Purchaser from whom the Subscriber is contracting hereunder) the Issuer that, as of the Agreement Date and as of the Closing:

(a) the Subscriber and any Beneficial Purchaser are U.S. Persons;

(b) the Subscriber has received and carefully read this Subscription Agreement;

(c) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is an entity, it is duly incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(d) the Subscriber understands and acknowledges that the Securities have not been registered under the 1933 Act or any state securities laws and that the sale of the Units contemplated hereby is being made to a limited number of U.S. Accredited Investors in transactions not requiring registration under the 1933 Act; accordingly the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act;

(e) the Subscriber acknowledges that the Issuer has not registered the offer and sale to the Subscriber of the Securities under the 1933 Act and until the Registration Statement, if any, is filed (which will register resales by the Subscriber of the Shares and Warrant Shares) becomes effective, the Subscriber acknowledges that there may be substantial restrictions on the transferability of, and that it may not be possible to liquidate its investment readily in, the Shares or the Warrant Shares;

(f) the Subscriber is a U.S. Accredited Investor and acknowledges that it is acquiring the Units as an investment for its own account or for the account of a U.S. Accredited Investor as to which it exercises sole investment discretion and not with a view to any resale, distribution or other disposition of the Units in violation of the federal or state securities laws of the United States and the Subscriber has concurrently executed and delivered the Certificate. The Subscriber acknowledges that it will be required to confirm its status as a U.S. Accredited Investor and make similar representations to those contained in this Section 2.2(f) at the time of exercise of any Warrants;

(g) the Subscriber will only offer, sell or otherwise transfer the Securities pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from the registration requirements imposed by the 1933 Act and in compliance with applicable state Securities Laws (and, in each case where there is no effective registration statement, only if an opinion of counsel of recognized standing reasonably satisfactory to the Issuer has been provided to the Issuer to that effect, if applicable);

(h) the Subscriber acknowledges and agrees that the Securities will be "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act and will remain "restricted securities" notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the 1933 Act or is made in compliance with the exemption from registration provided by Rule 144 promulgated under the 1933 Act;

(i) the Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences under United States, state, local or foreign tax law of the acquisition, holding or disposition of such securities, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment;

(j) the Subscriber understands that none of the Shares or the Warrant Shares may be sold or transferred in the United States or to a U.S. Person prior to the Registration Statement, if any, becoming effective unless an exemption is available from the registration requirements of the 1933 Act and any other applicable Securities Laws;

(k) the Subscriber understands that if it decides to offer, sell, pledge or otherwise transfer the Shares or the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Issuer; (B) pursuant to an effective registration statement under the 1933 Act, (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws, or (D) in a transaction that does not otherwise require registration under the 1933 Act or any other applicable Securities Laws and in the case of an offer or sale pursuant to an exemption from the registration requirements of the 1933 Act, the Issuer may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Issuer confirming that the sale is not subject to the registration requirements of the 1933 Act;

(l) to the knowledge of the Subscriber, the purchase of the Units has not been made through or as a result of any general solicitation or general advertising (as such terms are defined in Rule 502(c) of Regulation D), any press release, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising and the distribution of the Units has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display or as part of a general solicitation

(m) the Subscriber and any Beneficial Purchaser are aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the investment;

(n) the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the U.S. Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation;

(o) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the organizational documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(p) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors' rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies;

(q) the Subscriber and any Beneficial Purchaser have the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Issuer, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Certificate;

(r) the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(s) all information contained in the Certificate is complete and accurate and may be relied upon by the Issuer, and the Subscriber will notify the Issuer promptly of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(t) the Subscriber is not an underwriter of, or dealer in, the shares of common stock of the Issuer, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(u) the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(v) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and has depended on the advice of its legal and financial advisors and the representations and warranties contained in this Subscription Agreement;

(w) if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act;

(x) if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(y) the Subscriber (and, if applicable, others for whom it is contracting hereunder) is not:

(i) a licensed broker or dealer in the United States,

(ii) an affiliate of a licensed broker or dealer in the United States,

(iii) acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Shares, the Warrants or the Warrant Shares, or

(iv) an affiliate of any person that is acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Shares, the Warrants or the Warrant Shares; and

(z) no person has made to the Subscriber or any Beneficial Purchaser any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in shares of common stock of the Issuer on the Financial Industry Regulatory Authority's OTC Bulletin Board.

3.3 Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 4 to 5, the General Provisions on pages 8 to 18 and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Securities, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer promptly of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 4, the General Provisions on pages 8 to 16 and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

3.4 Survival of representations and warranties

The representations and warranties contained in this Section 3 will survive the Closing.

4. ISSUER'S ACCEPTANCE

The Subscription Agreement, when executed by the Subscriber, and delivered to the Issuer, will constitute a subscription for the Units which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Subscriber, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

5. REGISTRATION RIGHTS.

The Subscriber understands that the Shares and the Warrant Shares have not been registered and will not be registered under the 1933 Act, or any applicable state securities laws and, therefore, cannot be resold unless they are registered under the 1933 Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Subscriber is aware that the Issuer is under no obligation to effect any such registration with respect to the Shares and the Warrant Shares or to file for or comply with an exemption from registration other than as provided in that certain registration rights agreement providing for "piggyback" registration rights and other customary provisions related thereto to be entered into by and between the Issuer and the Subscriber (the "**Registration Rights Agreement**"), a form of which is attached hereto as Exhibit B.

6. NOTICES.

All notices and other communications given or made pursuant to this Subscription Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified; (b) five days after having been sent by United States registered or certified mail, return receipt requested, postage prepaid; or (c) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6:

If to the Subscriber:

Advanced Technology Materials, Inc.

7 Commerce Drive
Danbury, CT 06810
Phone: (203) 794-1100
Attention: Patrick Shima, Deputy Chief Legal Officer & Assistant Secretary

***With a copy to*:**

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Phone: (203) 363-7600
Attention: Mark S. Kaduboski, Esq.

If to the Issuer:

Orgenesis Inc.
21 Sparrow Circle
White Plains, NY 10605
Phone: (416) 509-9832
Attention: President

7. CLOSING

7.1 On or before the end of the business day before the Closing Date, the Subscriber shall deliver to the Issuer or the Issuer's lawyers the Subscription Agreement and all applicable schedules and required forms, duly executed, and wire payment in full for the total price of the Units to be purchased by the Subscriber to the Issuer's lawyers pursuant to the wiring instruction provided by the Issuer or the Issuer's lawyers. After the funds are delivered to the Issuer's lawyers, those lawyers are authorized to immediately release the funds to the Issuer.

7.2 At Closing, the Issuer will deliver to the Subscriber the certificates representing the Units purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber. Notwithstanding any delay in the issuance of any certificates representing the Units, the Subscriber shall be deemed the holder of such number of Units as set forth in this Subscription Agreement upon the receipt by the Issuer of payment therefor.

8. LEGENDS

8.1 The Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Shares will bear the following legend:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

8.2 The Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Warrants will bear the following legend:

"THESE WARRANTS ARE NOT TRANSFERABLE.

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

8.3 In addition, unless the Registration Statement, if any, relating to the Warrant Shares has been declared effective and the Subscriber executes and delivers to the Issuer such written undertakings as the Issuer and its counsel may reasonably require in order to ensure full compliance with relevant provisions of the 1933 Act, the certificates representing any Warrant Shares issued upon exercise of the Warrants will bear the following legend:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

9. MISCELLANEOUS

9.1 The Subscriber agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

9.2 The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Offering, provided that the Issuer promptly notifies the Subscriber of any such change.

9.3 The Issuer will be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Issuer of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

9.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

9.5 This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

9.6 Time is of the essence of this Subscription Agreement.

9.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

9.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

9.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

9.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement in accordance with Section 6 of this Subscription Agreement.

9.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

9.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of State of Nevada (without reference to its rules governing the choice or conflict of laws). The parties agree to submit to the jurisdiction of the courts of the Southern District for the State of New York in any proceeding involving this Agreement

End of General Provisions

End of Subscription Agreement